Exhibit 99.1 650 FIFTH AVENUE NEW YORK NY 10019-6108

John Tietjen	Thomas Walsh
Chief Financial Officer	Investor Relations/Media Relations
Sterling Bancorp	MWW Group
john.tietjen@sterlingbancorp.com	twalsh@mww.com
212.757.8035	201.964.2464

FOR IMMEDIATE RELEASE

Sterling Bancorp Reports All-Time High in Pre-Tax Income for Second Quarter 2005
Gross Revenue Up 15.6%, Average Loans and Deposits Each Increased Over 13%
New York, NY, July 26, 2005 — Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the quarter ended June 30, 2005.
Second Quarter 2005 Highlights:
•	Pre-tax income increased 14.2% to an all-time high of $10.2 million

•	Gross revenue (interest income plus non-interest income) rose 15.6% to an all-time high of $37.1 million

•	Net interest income on a tax-equivalent basis rose 10.5% to $21.2 million

•	Average loans and deposits increased 13.1% and 13.6%, respectively

•	Mortgage banking income was up 16.4%

•	Net interest margin improved to 4.84%
“We were able to deliver a solid financial performance, demonstrating the strength of our balanced business model despite the changing economic and interest rate environment,” said Louis J. Cappelli, Chairman and Chief Executive Officer. “The increases in short-term interest rates have been beneficial and significantly contributed to the increase in gross revenue which more than offset the impact of a flattening yield curve.”
“Business development efforts produced substantial organic growth in both loans and deposits,” stated Chairman Cappelli. “Our focus on higher margin residential real estate loans held for sale produced superior profits that counterbalanced mortgage industry trends of lower volumes.”
“We remained focused on enhancing value for our shareholders,” continued Chairman Cappelli. “During the second quarter, the Board of Directors increased the Company’s authority to repurchase Common Shares by an additional 800,000 shares, further demonstrating confidence in the Company’s performance. In addition, the Board approved a dividend for the 238th consecutive quarter in May 2005, reflecting over 59 years of dedication to enhancing shareholder value.”

Second Quarter and First Six Months 2005 Financial Results
Net Income

Net income for the second quarter of 2005 was $6.1 million. Diluted earnings per share were $0.33 for the quarter ended June 30, 2005.
For the six months ended June 30, 2005, net income was $11.8 million. Diluted earnings per share were $0.63 for the six months ended June 30, 2005.
Net Interest Income

In the second quarter of 2005, net interest income, on a tax-equivalent basis, increased to $21.2 million compared to $19.2 million in the second quarter of 2004. Net interest income benefited from growth in average loans outstanding and the higher interest rate environment of 2005, which was partially offset by the impact of a flattening yield curve and growth of interest-bearing deposits at higher costs.
For the six months ended June 30, 2005, net interest income, on a tax-equivalent basis, rose to $41.9 million from $38.5 million in the first half of 2004.
Net interest margin for the second quarter of 2005, on a tax-equivalent basis, increased to 4.84%, compared to 4.75% for the second quarter of 2004.
For the six-month period ended June 30, 2005, net interest margin, on a tax-equivalent basis, increased to 4.94%, compared to 4.87% for the corresponding period of 2004.
Loans

Average loans held in portfolio for the second quarter 2005 grew 12.8% year-over-year to $966.6 million, with all significant segments of Sterling’s loan portfolio showing an increase in average outstandings.
For the six-month period ended June 30, 2005, average loans held in portfolio rose 14.7% to $960.7 million.
Demand Deposits

For the second quarter 2005, average demand deposits increased 9.2% to $445.9 million.
Demand deposits, on average, grew by 8.9% to $441.2 million in the six-month period ended June 30, 2005.
As of June 30, 2005, demand deposits were 33.3% of total deposits, continuing Sterling’s tradition of maintaining one of the highest ratios of demand to total deposits in the industry.

Cost of Funds

In the second quarter of 2005, total interest expense was $6.7 million compared to $4.5 million in the second quarter of 2004. The increase was driven by higher average interest-bearing deposits, which increased to $925.2 million for the second quarter of 2005, compared to $798.7 million in the second quarter 2004, along with the higher interest rate environment in 2005. The average rate paid on interest-bearing funds was 2.18% for the second quarter 2005, compared to 1.61% for the second quarter 2004.
For the six-month period ended June 30, 2005, the average rate paid on interest-bearing funds was 2.07%, compared to 1.64% for the corresponding period of 2004. For the six months ended June 30, 2005, total interest expense was $12.4 million, compared to $9.1 million in the corresponding period of 2004.
Noninterest Income and Noninterest Expenses

For the second quarter of 2005, noninterest income increased 9% to $9.3 million. The Company experienced solid revenue growth in mortgage banking and fees collected for deposit services, which more than offset decreases in income from sales of available for sale securities and from other service charges and fees.
Noninterest income for the six-month period ended June 30, 2005 increased to $17.3 million from $16.8 million in the corresponding period of last year. This increase was the result of improved income primarily from mortgage banking, fees collected for deposit services and bank owned life insurance, partially offset by lower income from factoring, trade finance and gains on sales of available for sale securities.
Noninterest expenses for the quarter ended June 30, 2005 were $18.2 million, compared to $16.2 million in the corresponding period of 2004. For the six-month period ended June 30, 2005, noninterest expenses were $35.2 million, compared to $32.1 million in the first half of 2004. The increases were primarily due to higher professional fees related to compliance efforts and investments in the Sterling franchise.
Provision for Income Taxes

The provision for income taxes increased to $4.1 million for the second quarter of 2005 from $2.4 million for the corresponding period of 2004. The lower provision for taxes for the second quarter of 2004 was due primarily to the resolution in that quarter of certain state tax issues for the years 1999-2001.
Asset Quality

As of June 30, 2005, nonperforming assets were $4.6 million, representing 0.24% of total assets.
The provision for loan losses for the second quarter 2005 was $2.0 million, compared to $2.5 million for the second quarter 2004.
For the six months ended June 30, 2005, the provision for loan losses was $4.7 million, compared to $4.9 million in the corresponding period of 2004.

The allowance for loan losses as a percentage of loans held in portfolio was 1.60% as of June 30, 2005.
Dividend

On June 30, 2005, Sterling paid a cash dividend of $0.19 per common share to shareholders of record as of June 15, 2005. The Company has distributed cash dividends for 238 consecutive quarters.
Conference Call

Sterling Bancorp will host a teleconference call for the financial community on Tuesday, July 26, 2005 at 10:00 a.m. Eastern Time to discuss the second quarter 2005 financial results. The public is invited to listen to this conference call by dialing 866-244-4515 at least 10 minutes prior to the call and entering passcode 745575.
A replay of the conference call will be available at 1:00 p.m. Eastern Time on Tuesday, July 26, 2005 until 11:59 p.m. Eastern Time on Tuesday, August 2, 2005. The public is invited to listen to this conference call by dialing 888-266-2081 and entering passcode 745575.
About Sterling Bancorp

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.9 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, Virginia and North Carolina and conducts business throughout the U.S.
This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are “forward-looking statements” as defined in the Securities Exchange Act of 1934. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company’s actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Cautionary Statement Regarding Forward-Looking Statements” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars and shares in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
OPERATING HIGHLIGHTS
Interest income	$27,806	$23,553	$54,010	$47,087
Interest expense	6,741	4,519	12,443	9,058
Provision for loan losses	2,006	2,471	4,654	4,897
Noninterest income	9,314	8,547	17,310	16,771
Noninterest expenses	18,191	16,192	35,167	32,141
Net income	6,056	6,565	11,823	11,772

Earnings per common share:
Basic	0.33	0.35	0.65	0.64
Diluted	0.33	0.34	0.63	0.61
Cash dividends declared	0.19	0.16	0.38	0.32
Common shares outstanding:
Period end	18,369	18,207	18,369	18,207
Average Basic	18,344	18,364	18,303	18,266
Average Diluted	19,003	19,183	18,914	19,164
Return on average assets	1.27%	1.50%	1.26%	1.36%
Return on average tangible equity (1)	18.79%	21.86%	18.65%	19.45%
Return on average stated equity (2)	16.14%	18.60%	16.00%	16.57%
Net interest spread, tax-equivalent basis	4.24%	4.30%	4.36%	4.40%
Net interest margin, tax-equivalent basis	4.84%	4.75%	4.94%	4.87%

ASSET QUALITY HIGHLIGHTS
Period End
Net charge-offs	$2,632	$2,205	$4,827	$4,328
Nonperforming loans	4,345	2,756	4,345	2,756
Other real estate owned	295	1,033	295	1,033
Nonperforming assets	4,640	3,789	4,640	3,789

Nonperforming loans/loans (3)	0.42%	0.29%	0.42%	0.29%
Nonperforming assets/assets	0.24%	0.21%	0.24%	0.21%
Allowance for loan losses/loans (4)	1.60%	1.66%	1.60%	1.66%
Allowance for loan losses/ nonperforming loans	371.83%	545.28%	371.83%	545.28%

(1)	Average tangible equity represents average shareholders’ equity less average goodwill.

(2)	Average stated equity is equal to average shareholders’ equity.

(3)	The term “loans” includes loans held for sale and loans held in portfolio.

(4)	The term “loans” includes loans held in portfolio only.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
BALANCE SHEET HIGHLIGHTS
Period End Balances
Security investments	$725,246	$696,062	$725,246	$696,062
Loans held for sale	36,767	44,458	36,767	44,458
Loans held in portfolio, net of unearned discount	1,008,195	903,136	1,008,195	903,136
Total earning assets	1,771,247	1,645,817	1,771,247	1,645,817
Allowance for loan losses	16,156	15,028	16,156	15,028
Total assets	1,908,811	1,799,466	1,908,811	1,799,466

Noninterest-bearing deposits	457,565	444,343	457,565	444,343
Interest-bearing deposits	917,073	811,443	917,073	811,443
Customer repurchase agreements	63,502	80,681	63,502	80,681
Shareholders’ equity	154,806	139,111	154,806	139,111

Average Balances
Security investments	$733,753	$717,169	$713,308	$706,153
Loans held for sale	52,609	44,429	45,340	44,122
Loans held in portfolio, net of unearned discount	966,636	856,727	960,724	837,756
Total earning assets	1,772,219	1,623,695	1,739,446	1,602,884
Allowance for loan losses	17,652	15,597	17,450	15,460
Total assets	1,915,967	1,760,091	1,885,338	1,741,300

Noninterest-bearing deposits	445,933	408,520	441,247	405,315
Interest-bearing deposits	925,244	798,716	909,821	796,157
Customer repurchase agreements	86,793	78,753	86,281	77,061
Shareholders’ equity	150,464	141,961	149,012	142,894

Capital Ratios
Tier 1 risk based	13.89%	13.41%	13.89%	13.41%
Total risk based	15.15%	14.66%	15.15%	14.66%
Leverage	8.53%	8.50%	8.53%	8.50%

Book value per common share	$8.43	$7.64	$8.43	$7.64

STERLING BANCORP
Consolidated Balance Sheets
(Unaudited)
(in thousands, except number of shares)

	June 30,
	2005	2004
ASSETS
Cash and due from banks	$51,544	$74,605
Interest-bearing deposits with other banks	1,039	2,161
Federal Funds Sold	0	0
Investment securities
Available for sale (at estimated market value)	213,946	300,452
Held to maturity (at cost)	511,300	395,610

Total investment securities	725,246	696,062

Loans held for sale	36,767	44,458

Loans held in portfolio, net of unearned discounts	1,008,195	903,136
Less allowance for loan losses	16,156	15,028

Loans, net	992,039	888,108

Customers’ liability under acceptances	467	1,067
Goodwill	21,158	21,158
Premises and equipment, net	10,915	10,285
Other real estate	295	1,033
Accrued interest receivable	5,650	5,256
Bank owned life insurance	26,766	22,349
Other assets	36,925	32,924

	$1,908,811	$1,799,466

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing	$457,565	$444,343
Interest-bearing	917,073	811,443

Total deposits	1,374,638	1,255,786

Federal funds purchased	20,000	0
Securities sold under agreements to repurchase — customers	63,502	80,681
Securities sold under agreements to repurchase — dealers	74,728	58,616
Commercial paper	36,533	36,201
Other short-term borrowings	1,448	15,525
Acceptances outstanding	467	1,067
Accrued expenses and other liabilities	76,915	76,705
Long-term debt	105,774	135,774

Total liabilities	1,754,005	1,660,355

Shareholders’ equity	154,806	139,111

	$1,908,811	$1,799,466

MEMORANDA
Available for sale securities — amortized cost	$214,578	$303,868
Held to maturity securities — estimated market value	511,541	391,756
Shares outstanding
Common issued	20,055,849	19,825,898
Common in treasury	1,686,555	1,618,903

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
INTEREST INCOME
Loans	$19,478	$15,412	$37,854	$30,494
Investment securities — available for sale	2,467	3,454	4,969	7,146
Investment securities — held to maturity	5,733	4,678	10,943	9,384
Federal funds sold	112	6	222	56
Deposits with other banks	16	3	22	7

Total interest income	27,806	23,553	54,010	47,087

INTEREST EXPENSE
Deposits	4,086	2,374	7,538	4,847
Securities sold under agreements to repurchase	837	365	1,423	681
Federal funds purchased	157	47	178	63
Commercial paper	223	78	383	141
Other short-term borrowings	61	94	66	206
Long-term debt	1,377	1,561	2,855	3,120

Total interest expense	6,741	4,519	12,443	9,058

Net interest income	21,065	19,034	41,567	38,029
Provision for loan losses	2,006	2,471	4,654	4,897

Net interest income after provision for loan losses	19,059	16,563	36,913	33,132

NONINTEREST INCOME
Factoring income	1,637	1,767	3,054	3,194
Mortgage banking income	4,558	3,915	8,434	7,546
Service charges on deposit accounts	1,258	1,159	2,455	2,222
Trade finance income	541	518	962	1,011
Trust fees	152	166	324	348
Other service charges and fees	381	480	683	955
Bank owned life insurance income	437	243	687	477
Securities gains	0	149	197	685
Other income	350	150	514	333

Total noninterest income	9,314	8,547	17,310	16,771

NONINTEREST EXPENSES
Salaries	8,198	7,385	16,355	15,062
Employee benefits	2,345	2,330	4,095	4,256

Total personnel expense	10,543	9,715	20,450	19,318
Occupancy expenses, net	1,348	1,234	2,663	2,464
Equipment expenses	831	658	1,595	1,414
Advertising and marketing	1,014	925	2,130	2,018
Professional fees	1,435	1,074	2,966	1,988
Data processing fees	325	301	583	588
Stationery and printing	238	194	432	461
Communications	485	391	868	798
Other expenses	1,972	1,700	3,480	3,092

Total noninterest expenses	18,191	16,192	35,167	32,141

Income before income taxes	10,182	8,918	19,056	17,762
Provision for income taxes	4,126	2,353	7,233	5,990

Net income	$6,056	$6,565	$11,823	$11,772

Average number of common shares outstanding
Basic	18,344,269	18,364,046	18,302,824	18,266,196
Diluted	19,002,691	19,182,695	18,913,957	19,164,235
Earnings per average common share
Basic	$0.33	$0.35	$0.65	$0.64
Diluted	0.33	0.34	0.63	0.61
Dividends per common share	0.19	0.16	0.38	0.32

STERLING BANCORP
Consolidated Statements of Comprehensive Income
(Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net income	$6,056	$6,565	$11,823	$11,772

Other comprehensive income, net of tax:
Unrealized holding (losses)/gains arising during the period	1,495	(4,981)	(354)	(3,554)
Less:
Reclassification adjustment for gains included in net income	0	(80)	(106)	(370)
Change in unrealized (losses)/gains on supplemental pension	(166)	(99)	(554)	245

Comprehensive income	$7,385	$1,405	$10,809	$8,093

STERLING BANCORP
Consolidated Statements of Changes in Shareholders’ Equity
(Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Balance, at beginning of period	$149,508	$148,267	$148,704	$143,262
Net income for period	6,056	6,565	11,823	11,772
Common shares issued under stock incentive plan and related tax benefits	2,094	436	3,111	1,737
Purchase of common shares for treasury	(547)	(8,310)	(547)	(8,310)
Cash dividends-Common shares	(3,504)	(2,872)	(6,963)	(5,791)
Surrender of shares issued under incentive compensation plan	(196)	0	(445)	(251)
Amortization of unearned compensation	66	185	137	371
Change in net unrealized holding (losses)/gains on available for sale securities	1,495	(4,981)	(354)	(3,554)
Reclassification adjustment for gains included in net income	0	(80)	(106)	(370)
Change in unrealized (losses)/gains on supplemental pension	(166)	(99)	(554)	245

Balance, at end of period	$154,806	$139,111	$154,806	$139,111

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Three Months Ended
	June 30, 2005			June 30, 2004
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE
Assets
Interest-bearing deposits with other banks	$3,155	$16	2.02%	$2,952	$3	0.58%

Investment securities — available for sale	197,236	2,185	4.43	291,038	3,126	4.30
Investment securities — held to maturity	511,387	5,733	4.48	395,637	4,678	4.73
Investment securities — tax exempt [2]	25,130	459	7.33	30,494	516	6.81

Total investment securities	733,753	8,377	4.57	717,169	8,320	4.64
Federal funds sold	16,066	112	2.77	2,418	6	0.95
Loans, net of unearned discount [3]	1,019,245	19,478	7.92	901,156	15,412	7.02

Total Interest-Earning Assets [2]	1,772,219	27,983	6.42%	1,623,695	23,741	5.91%

Cash and due from banks	61,229			58,365
Allowance for loan losses	(17,652)			(15,597)
Goodwill	21,158			21,158
Other	79,013			72,470

Total Assets	$1,915,967			$1,760,091

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$28,577	28	0.40%	$32,636	33	0.41%
NOW	155,218	269	0.69	135,345	147	0.44
Money market	214,740	469	0.88	203,133	191	0.38
Time	523,697	3,312	2.54	424,602	1,995	1.89
Foreign
Time	3,012	8	1.09	3,000	8	1.10

Total Interest-Bearing Deposits	925,244	4,086	1.77	798,716	2,374	1.20

Borrowings
Securities sold under agreements to repurchase — customers	86,793	417	1.93	78,753	219	1.12
Securities sold under agreements to repurchase — dealers	54,284	420	3.11	50,730	146	1.16
Federal funds purchased	20,223	157	3.12	17,399	47	1.10
Commercial paper	37,211	223	2.40	28,323	78	1.12
Other short-term debt	7,760	61	3.17	18,886	94	1.99
Long-term debt	108,082	1,377	5.09	135,774	1,561	4.59

Total Borrowings	314,353	2,655	3.38	329,865	2,145	2.60

Total Interest-Bearing Liabilities	1,239,597	6,741	2.18%	1,128,581	4,519	1.61%

Noninterest-bearing demand deposits	445,933			408,520
Other liabilities	79,973			81,029

Total Liabilities	1,765,503			1,618,130

Shareholders’ equity	150,464			141,961

Total Liabilities and Shareholders’ Equity	$1,915,967			$1,760,091

Net interest income/spread [2]		21,242	4.24%		19,222	4.30%

Net yield on interest-earning assets			4.84%			4.75%

Less: Tax-equivalent adjustment		177			188

Net interest income		$21,065			$19,034

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Six Months Ended
	June 30, 2005			June 30, 2004
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE

Assets
Interest-bearing deposits with other banks	$2,770	$22	1.61%	$3,150	$7	0.82%
Investment securities — available for sale	200,717	4,399	4.38	290,568	6,479	4.42
Investment securities — held to maturity	486,814	10,943	4.50	384,888	9,384	4.88
Investment securities — tax exempt [2]	25,777	930	7.28	30,697	1,091	7.15

Total investment securities	713,308	16,272	4.56	706,153	16,954	4.79
Federal funds sold	17,304	222	2.56	11,703	56	0.95
Loans, net of unearned discount [3]	1,006,064	37,854	7.94	881,878	30,494	7.22

Total Interest-Earning Assets [2]	1,739,446	54,370	6.43%	1,602,884	47,511	6.04%

Cash and due from banks	62,625			62,511
Allowance for loan losses	(17,450)			(15,460)
Goodwill	21,158			21,158
Other	79,559			70,207

Total Assets	$1,885,338			$1,741,300

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$28,804	54	0.38%	$32,791	65	0.40%
NOW	148,748	463	0.63	134,683	301	0.45
Money market	220,595	879	0.80	206,540	561	0.55
Time	508,667	6,126	2.43	419,143	3,904	1.87
Foreign
Time	3,007	16	1.09	3,000	16	1.08

Total Interest-Bearing Deposits	909,821	7,538	1.67	796,157	4,847	1.22

Borrowings
Securities sold under agreements to repurchase — customers	86,281	754	1.76	77,061	430	1.12
Securities sold under agreements to repurchase — dealers	46,416	669	2.91	43,677	251	1.16
Federal funds purchased	11,826	178	2.99	11,653	63	1.08
Commercial paper	36,412	383	2.12	25,871	141	1.10
Other short-term debt	4,287	66	3.12	21,816	206	1.89
Long-term debt	115,276	2,855	4.95	135,774	3,120	4.59

Total Borrowings	300,498	4,905	3.27	315,852	4,211	2.67

Total Interest-Bearing Liabilities	1,210,319	12,443	2.07%	1,112,009	9,058	1.64%

Noninterest-bearing demand deposits	441,247			405,315
Other liabilities	84,760			81,082

Total Liabilities	1,736,326			1,598,406

Shareholders’ equity	149,012			142,894

Total Liabilities and Shareholders’ Equity	$1,885,338			$1,741,300

Net interest income/spread [2]		41,927	4.36%		38,453	4.40%

Net yield on interest-earning assets			4.94%			4.87%

Less: Tax-equivalent adjustment		360			424

Net interest income		$41,567			$38,029

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Three Months Ended
	June 30, 2005 to June 30, 2004
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$0	$13	$13

Investment securities — available for sale	(1,033)	92	(941)
Investment securities — held to maturity	1,312	(257)	1,055
Investment securities — tax exempt	(95)	38	(57)

Total investment securities	184	(127)	57

Federal funds sold	79	27	106
Loans, net of unearned discounts [3]	2,055	2,011	4,066

TOTAL INTEREST INCOME	$2,318	$1,924	$4,242

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(4)	$(1)	$(5)
NOW	25	97	122
Money market	12	266	278
Time	532	785	1,317
Foreign
Time	0	0	0

Total interest-bearing deposits	565	1,147	1,712

Borrowings
Securities sold under agreements to repurchase — customers	24	174	198
Securities sold under agreements to repurchase — dealers	11	263	274
Federal funds purchased	9	101	110
Commercial paper	32	113	145
Other short-term debt	(72)	39	(33)
Long-term debt	(340)	156	(184)

Total borrowings	(336)	846	510

TOTAL INTEREST EXPENSE	$229	$1,993	$2,222

NET INTEREST INCOME	$2,089	$(69)	$2,020

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Six Months Ended
	June 30, 2005 to June 30, 2004
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(1)	$16	$15

Investment securities — available for sale	(2,022)	(58)	(2,080)
Investment securities — held to maturity	2,313	(754)	1,559
Investment securities — tax exempt	(164)	3	(161)

Total investment securities	127	(809)	(682)

Federal funds sold	36	130	166
Loans, net of unearned discounts [3]	4,238	3,122	7,360

TOTAL INTEREST INCOME	$4,400	$2,459	$6,859

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(8)	$(3)	$(11)
NOW	32	130	162
Money market	39	279	318
Time	914	1,308	2,222
Foreign
Time	0	0	0

Total interest-bearing deposits	977	1,714	2,691

Borrowings
Securities sold under agreements to repurchase — customers	54	270	324
Securities sold under agreements to repurchase — dealers	16	402	418
Federal funds purchased	1	114	115
Commercial paper	73	169	242
Other short-term debt	(225)	85	(140)
Long-term debt	(499)	234	(265)

Total borrowings	(580)	1,274	694

TOTAL INTEREST EXPENSE	$397	$2,988	$3,385

NET INTEREST INCOME	$4,003	$(529)	$3,474

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each. The effect of the extra day in 2004 has been included in the change in volume.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.